SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING TAXABLE FIXED INCOME FUNDS
For the Allspring Short-Term High Yield Bond Fund (the “Fund”)

At a meeting held November 15-16, 2022, the Board of Trustees of the Funds approved the following name changes, effective on or about January 17, 2023.

Current Fund Name	New Fund Name Effective on or about January 17, 2023
Allspring Short-Term High Yield Bond Fund	Allspring Short-Term High Income Fund

November 17, 2022	IFAM112/P1003SP